UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2016

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-9321	23-6858580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center
367 South Gulph Road
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 265-0688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2016, Universal Health Realty Income Trust (the “Trust”) held its 2016 Annual Meeting of Stockholders at the offices of the Trust, at the Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania.

At the Annual Meeting, the Trust’s stockholders voted to: (i) elect two Class III members of the Board of Trustees to terms expiring at the Trust’s 2019 Annual Meeting of Stockholders; (ii) conduct a nonbinding advisory vote to approve named executive officer compensation; (iii) ratify the selection of KPMG LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2016; (iv) approve the amendment and restatement of the Universal Health Realty Income Trust 2007 Restricted Stock Plan, and; (v) act on a nonbinding shareholder proposal regarding proxy access.

The final voting results were as follows:

Proposal No. 1: Election of Trustees:

	Miles L. Berger	Elliot J. Sussman, M.D.
Votes cast in favor	7,365,371	7,352,277
Votes withheld	569,283	582,377
Broker non-votes	3,811,882	3,811,882

Proposal No. 2: The nonbinding advisory vote on named executive officer compensation:

Votes cast in favor	6,012,163
Votes cast against	1,838,390
Votes abstained	84,100
Broker non-votes	3,811,882

Proposal No. 3: Ratification of the selection of KPMG, LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

Votes cast in favor	11,538,143
Votes cast against	149,208
Votes abstained	59,184
Broker non-votes	0

Proposal No. 4: The proposal to approve the amendment and restatement of the Universal Health Realty Income Trust 2007 Restricted Stock Plan:

Votes cast in favor	7,633,619
Votes cast against	233,967
Votes abstained	67,127
Broker non-votes	3,811,822

Proposal No. 5: Nonbinding shareholder proposal regarding proxy access:

Votes cast in favor	5,522,194
Votes cast against	2,310,098
Votes abstained	102,360
Broker non-votes	3,811,882

Based upon the final voting results for Proposal No. 5, the nonbinding shareholder proposal regarding proxy access has been approved by the shareholders.

Proxy access continues to be an evolving issue in corporate governance. As such, the Board of Trustees will consider the shareholder vote, input from the Trust’s shareholders and ongoing developments related to this matter, to determine the appropriate proxy access structure for the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH REALTY INCOME TRUST

Date: June 10, 2016	By:	/s/ Charles F. Boyle
	Name:	Charles F. Boyle
	Title:	Vice President and Chief Financial Officer